EXHIBIT 10.2

FORM OF ADDITIONAL ADVANCE NOTE

Chelmsford, Massachusetts

                        , 200[  ]

FOR VALUE RECEIVED, the undersigned (the “Borrower”) hereby promises to pay to the order of ZOLL MEDICAL CORPORATION or its assigns (the “Lender”), in lawful money of the United States of America in immediately available funds, at the office of the Lender located at 269 Mill Road, Chelmsford, MA 01824 on the Line of Credit Termination Date, as defined in the Credit Agreement, dated as of September 18, 2003, between the Borrower and the Lender (as amended, modified or supplemented from time to time, the “Agreement”), if not sooner as provided for in the Loan Documents described in the Agreement, the principal sum of up to $1,200,000, which amount shall be an Additional Advance under the Agreement and which amount will be used solely for the purposes of funding the Company’s payroll. Use of the proceeds hereof for any other purpose shall constitute an Event of Default under Section 8.03 of the Credit Agreement. The amounts drawn down hereunder shall be listed on Exhibit A hereto.

The Borrower further promises to pay to the order of the Lender interest on the aggregate unpaid principal amount hereof from time to time outstanding from the date hereof until all amounts due hereunder are paid, at the rate or rates per annum and at the times provided for in the Credit Agreement. All payments of principal and interest under this Note shall be made in, accordance with, and at the times required by, the provisions of the Credit Agreement. All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings assigned to such terms in the Credit Agreement.

This Note is one of the “Additional Advance Notes” referred to in, and evidences certain indebtedness incurred under, the Credit Agreement to which reference is made for a statement of the terms and provisions thereof, including those under which such indebtedness may be declared to be immediately due and payable. This Note is secured by and entitled to the benefits of, inter alia, the Credit Agreement, the Security Agreement, dated as of the date hereof, between the Borrower and the Lender and the Trademark, Patent and Copyright Security Agreement, dated as of the date hereof, between the Borrower and the Lender.

The Borrower hereby expressly waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note. In any action on this Note, the Lender or its assignee need not produce or file the original of this Note, but need only produce or file a photocopy of this Note certified by the Lender or such assignee to be a true and correct copy of this Note.

THE BORROWER HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS NOTE, THE CREDIT AGREEMENT, OR ANY OTHER LOAN DOCUMENT, OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT NOW OR HEREAFTER EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR (B) IN ANY WAY CONNECTED WITH RELATED OR INCIDENTAL TO THE DEALINGS OF ANY OR ALL OF THE PARTIES TO THE CREDIT AGREEMENT, OR THEIR ASSIGNEES, WITH RESPECT

TO THIS NOTE, THE CREDIT AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT NOW OR HEREAFTER EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE BORROWER HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY ANY COURT AT A TRIAL WITHOUT A JURY, AND THAT ANY HOLDER OF THIS NOTE MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE BORROWER TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

This Note is intended as an instrument under seal and shall be governed by, and construed and enforced in accordance with, the Laws of the Commonwealth of Pennsylvania, excluding its rules relating to the conflict of laws.

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Borrower has executed this Additional Advance Note the day and year first above written.

ATTEST:	LIFECOR, INC.

BY:
Secretary	TITLE:
(CORP. SEAL)

Exhibit A

Principal Drawn Down	Date of Drawdown